Boatmen's First National Bank
                                                of Kansas City
                                                14 West 10th Street
Boatmen's                                       Kansas City, Missouri 64105
1439286-0001-B42                                      "Bank"

                               SECURITY AGREEMENT
      (Property Other Than Inventory, Accounts and General Intangibles)
                                       to
                                      Bank

      To secure payment of all Obligations of the undersigned ("Obligor") to Bank, Obligor by this Security Agreement (this "Agreement") grants to Bank a security interest under the Uniform Commercial Code in, and pledges and assigns to Bank, the following property and such other property as may be described in any exhibit attached hereto, all of Obligor's books and records (including computer data and storage media) pertaining to the foregoing, all rights related thereto, all additions thereto and substitutions therefor, and all interest, dividend or other income, products, and cash and noncash proceeds, of or from said property, and everything that becomes (or is held for the purpose of being) affixed to or installed in any of said property (collectively the "Collateral"):

      258,000 SHARES OF BANK OF BLUE VALLEY STOCK
      THE PROCEEDS OF SHARES OF THE CAPITAL STOCK OF BANK OF BLUE VALLEY INCLUDING, BUT NOT LIMITED TO, ALL ACCRUALS TO SUCH SHARES AND DIVIDENDS, RIGHTS AND PAYMENTS, SHARES AND PROPERTY RECEIVED IN RESPECT THEREOF, INCLUDING THOSE BY WAY OF CORPORATE REORGANIZATION, LIQUIDATION, SPLIT OR CHANGE IN CAPITAL STRUCTURE.

      Obligor agrees in favor of Bank as follows:

      1. OBLIGATIONS. As used herein, the term "Obligations" shall mean all indebtedness (whether principal, interest, fees or otherwise), obligations and liabilities of Obligor to Bank (including without limitation all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings thereof, whether or not the same involve modifications to interest rates or other payment terms of such indebtedness, obligations and liabilities), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operating of law or otherwise, or acquired by Bank outright, conditionally or as collateral security from another, including but not limited to the obligation of Obligor to repay FUTURE ADVANCES by Bank, whether or not made pursuant to commitment and whether or not presently contemplated by Obligor and Bank, and the obligation to repay advances by Bank under any letters of credit issued for Obligor's account, and (to the extent permitted by law) all costs of collection thereof, including but not limited to reasonable attorney's fees and actual attorney's expenses (whether or not there is litigation), court costs and all costs in connection with any proceedings under the United States Bankruptcy Code pertaining thereto; provided, however, that the term "Obligations" shall not include any indebtedness evidenced by or secured pursuant to any writing which states in effect that such indebtedness is secured only by the property described in such writing, but only if the property so described does not include the Collateral.

      2. REPRESENTATIONS AND WARRANTIES. Obligor represents and warrants to Bank that Obligor is the owner of all the Collateral free and clear of any and all liens, encumbrances and security interests, other than the security interest of Bank.

      3. SECURITIES AS COLLATERAL. If any of the property which is part of the Collateral is a security:

      3.1. Obligor has delivered to Bank the certificates or other instruments representing the securities, together with stock powers or other instruments of transfer satisfactory to Bank executed in blank by Obligor for each such certificate or instrument.

      3.2. Bank may transfer the security into its name or the name of its nominee for so long as the security remains part of the Collateral.

      3.3. The issuer of any security which is part of the Collateral is hereby granted the authority to make the transfer into Bank's name or the name of Bank's nominee.

      3.4. So long as there is no default by Obligor hereunder, Obligor shall have and retain all voting rights with respect to the securities, and all income from the securities shall be paid and delivered to Obligor; provided, however, that any securities received by Obligor by reason of Obligor's ownership of the securities pledged hereunder shall be promptly delivered to Bank as part of the Collateral.

      4. ADDITIONAL COLLATERAL. If, in Bank's sole opinion, the Collateral becomes insufficient to secure payment of the Obligations, Bank may require Obligor to assign, pledge and deliver to bank, and to grant Bank a security interest under the Uniform Commercial Code in, additional property satisfactory to Bank as part of the Collateral within twenty-four (24) hours of request by Bank.

      5. POSSESSION OF COLLATERAL. Until a default hereunder, Obligor may have possession of the Collateral which is not herewith delivered to Bank and may use each item thereof in any lawful manner not inconsistent with this Agreement or with any policy of insurance covering it.

      6. BUSINESS PURPOSE. The Collateral is not and shall not be used for personal, family or household purposes.

      7. ADVERSE CONDITIONS AFFECTING COLLATERAL. Obligor shall notify Bank immediately in writing of any adverse fact or condition of which Obligor is aware or should be aware which bears upon the value of the Collateral including without limitation any adverse fact or condition, or the occurrence of any event, which causes loss or depreciation in the value of any Item of the Collateral and the amount of such loss or depreciation. Obligor shall provide such additional information to Bank regarding the amount of any loss or depreciation in value of the Collateral as Bank may reasonably request from time to time.

      8. INSURANCE. Obligor shall at all times keep all tangible Collateral insured against loss, damage, theft and other risks (and in the case of motor vehicles, obtain comprehensive and collision insurance), in such amounts and with such companies as shall be satisfactory to Bank. All such policies shall provide that loss proceeds are payable to Bank as its interest appears, and Bank may apply any proceeds of such insurance toward payment of the Obligations, whether or not due, in such order of application as Bank alone determines. Upon Bank's request at any time, Obligor shall furnish to Bank certificates that such insurance is in force and that all premiums due therefor have been paid. Every such insurance policy shall require at least thirty (30) days' written notice to Bank prior to cancellation. If any such insurance policy is canceled, Bank may collect any return premiums and apply them toward payment of the Obligations, whether or not due, in such order of application as Bank alone determines.

      9. DISBURSEMENT DIRECTLY TO SELLER OF COLLATERAL. To the extent that Obligor has advised Bank that any Collateral is being acquired with a loan or advance from Bank, such proceeds may be disbursed by Bank directly to the seller of such Collateral.

      10. TAXES; TRANSFERS, LIENS AND ENCUMBRANCES. Obligor shall timely pay and discharge all taxes assessed on the Collateral. Obligor shall not transfer, sell, assign or convey the Collateral, or any part thereof or any interest therein, without the prior written consent of Bank. Obligor shall not create or grant or allow to exist any lien, encumbrance or security interest on any Collateral other than the security interest of Bank. Obligor shall not permit Obligor's rights in any of the Collateral to be affected by attachment, levy, garnishment or other judicial process remaining unpaid, unstayed on appeal, undischarged, unbonded or undismissed for more than sixty (60) days, and Obligor shall defend the Collateral against the claims and demands of all persons.

      11. OBLIGOR'S CHIEF EXECUTIVE OFFICE; LOCATION OF COLLATERAL. Obligor's home address, if Obligor is an individual, and the address of Obligor's chief executive office is that given at the end of this Agreement ("Obligor's Chief Business Address"). All other places of business of Obligor, if any, are listed on an exhibit attached hereto. Unless Bank otherwise consents in writing, all the tangible Collateral shall be kept at Obligor's Chief Business Address or such other listed places of business. Obligor shall keep at Obligor's Chief Business Address, or at one of such other listed addresses, when not in use, all Collateral which is movable; and without Obligor first making arrangements satisfactory to Bank to protect Bank's security interest therein, Obligor shall not locate any of the Collateral in any other place. If Obligor's name changes, or the location of Obligor's Chief Business Address changes, or Obligor opens other places of business, Obligor shall promptly notify Bank of the same in writing and shall execute such additional documents as Bank may reasonably request in order to maintain a perfected security interest in favor of Bank in the Collateral.

      12. INSPECTION. Whenever requested by Bank, Obligor shall permit Bank or any of its authorized representatives to inspect the Collateral and audit the books and records of Obligor pertaining to the Collateral during the normal business hours of Obligor. Upon request of Bank, Obligor shall reimburse Bank for Bank's reasonable costs and expenses incurred in performing such audits and inspections.

      13. MAINTENANCE OF COLLATERAL. Obligor shall keep all tangible items of Collateral (if any) in the same condition as existed on the date hereof (or, with respect to hereafter acquired Collateral, in the same condition as existed on the date acquired), ordinary wear and tear excepted.

      14. PROTECTION OF SECURITY INTEREST. Bank may file a copy of this Agreement, or a financing statement executed by Bank as agent for Obligor, in any public office deemed necessary by Bank to perfect its security interest in the Collateral. In addition, Obligor shall execute or cause the execution of such additional financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Bank) and do such other acts and things, including execution of applications and certificates of title naming Bank as a secured party and delivery of same to Bank, as Bank may from time to time request or deem necessary to establish and maintain a valid and perfected security interest in the Collateral, and, if any of the property which is part of the Collateral is a security, including sending written notices to advise any registrar, paying agent, trust or like person or entity of the existence of the security interest granted hereunder in the securities and to instruct any such person or entity to make payments, disbursements and distributions in respect of the securities directly to Bank when and as contemplated by this Agreement. Upon the request of Bank, Obligor shall place a notice of the existence of Bank's security interest in the Collateral, in form and by means acceptable to Bank, upon those writings evidencing the Collateral and the books and records of Obligor pertaining to the Collateral, as designated by Bank.

      15. PRESERVATION OF COLLATERAL. Bank may, but is not obligated to, perform any obligation of Obligor hereunder which Obligor fails to perform. Bank may also take any other action which it deems necessary for the maintenance or preservation of any of the Collateral or the security interest of Bank therein including, but not limited to, the payment and discharge of taxes, liens, encumbrances and security interests of any kind against the Collateral or the procurement of insurance. Bank may take any action which it deems necessary in order to adjust, settle or cancel any policy of insurance on items of Collateral, or endorse any draft received in connection therewith in payment of a loss, refund or otherwise. Obligor agrees to reimburse Bank on demand for all costs and expenses incurred or paid by Bank pursuant to this paragraph together with interest thereon at the highest rate provided in any instrument, document or agreement evidencing any of the Obligations. Any amount not so reimbursed shall be added to and become a part of the Obligations. Bank may, for the foregoing purposes, act in its own name or in the name of Obligor. Obligor hereby grants to Bank a power of attorney, irrevocable so long as any of the Obligations secured hereby are outstanding, to take any of the actions described or permitted by this paragraph.

      16. EVENTS OF DEFAULT. Each of the following events shall constitute a default under this Agreement:

      16.1. Obligor fails to pay when due any amount payable on any of the Obligations.

      16.2 Obligor fails to pay any obligation to any person or entity other than Bank in full when it becomes due or the maturity of any such obligation is for any reason accelerated.

      16.3. Obligor or any other person who has signed any instrument, document or agreement evidencing any of the Obligations as maker, surety, endorser or guarantor dies; or any corporation which has signed, in any capacity, any instrument, document or agreement evidencing any of the Obligations is dissolved or liquidated.

      16.4. Obligor, or any guarantor or surety for Obligor, makes an assignment for the benefit of his or its creditors, ceases to operate his or its business, or files or has filed against him or it a petition for relief under the United States Bankruptcy Code or any other federal or state law pertaining to the relief of debtors or a receiver is appointed with respect to any of the Collateral.

      16.5. There is loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral or there is a levy on, seizure of or attachment to any of the Collateral.

      16.6. Obligor fails to do anything that Obligor has agreed to do in this Agreement or in an other document, instrument or agreement evidencing or executed in connection with the Obligations, or any warranty, representation or statement made or furnished to Bank by or on behalf of Obligor is found to have been false or untrue in any material respect when made or furnished.

      16.7. Bank deems its position with respect to the Obligations or Collateral is or is about to become impaired and Obligor fails to give additional collateral or provide other assurances to bank within twenty-four (24) hours after the same are requested by Bank.

      17. REMEDIES. Upon a default under this Agreement, all of the Obligations, at the option of Bank, shall become immediately due and payable, and Bank may enforce full payment of the same and shall have and may exercise any of the rights and remedies of a secured party under the Uniform Commercial Code or otherwise possessed by Bank. Further, Bank may treat all of Obligor's property in Bank's possession as part of the Collateral to secure payment of the Obligations. If Bank so requires, Obligor shall assemble the Collateral and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both parties.

      18. CUSTODY AND PRESERVATION OF THE COLLATERAL. Bank shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Obligor requests in writing. Failure of Bank to comply with any such request shall not of itself be deemed a failure to exercise such reasonable care. The failure of Bank to preserve or protect any rights with respect to any of the Collateral against other parties, or to do any act with respect to the preservation of such Collateral not so requested by Obligor, shall not be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

      19. ATTORNEY'S FEES AND OTHER COSTS. Obligor shall reimburse Bank (to the extent permitted by law) for all expenses incurred by Bank in seeking to collect or enforce the Obligations and any other rights under this Agreement or under any other instrument, document or agreement evidencing any of the Obligations, including reasonable attorney's fees and actual attorney's expenses (whether or not there is litigation), court costs and all costs in connection with any proceedings under the United States Bankruptcy Code and any expenses incurred on account of damage to any property to which any of the Collateral may be affixed and for repairs to such property or reimbursement for such damage.

      20. SUBSTITUTION OF COLLATERAL. With Bank's prior written consent, Obligor may substitute for any property which is part of the Collateral other property of equivalent collateral value. Any substitution of Collateral by Obligor shall not affect Bank's rights against any endorser, guarantor or surety on any instrument, document or agreement evidencing any of the Obligations. Neither shall it affect Bank's right to collect on any instrument, document or agreement evidencing any of the Obligations. Bank shall have the same rights in the property that Obligor substitutes as part of the Collateral that it had in the property originally given as collateral under this Agreement.

      21. ASSIGNMENT BY BANK. Bank may assign or transfer to another any instrument, document or agreement evidencing any of the Obligations and Bank's rights under this Agreement and may deliver all the property which is part of the Collateral and in its possession to the assignee or transferee.

      22. NO RELEASE OR IMPAIRMENT OF COLLATERAL. Bank's security interest hereunder and Bank's rights in connection therewith shall continue unimpaired notwithstanding that Bank takes or releases other security, releases any party primarily or secondarily liable for any of the Obligations, grants or allows extensions, renewals, modifications, rearrangements, restructures, replacements or refinancings thereof, whether or not the same involve modifications to interest rates or other payment terms thereof, or indulgences with respect to the Obligations. Bank may apply to the Obligations in such order as Bank shall determine, any proceeds or other amounts received on account of the Collateral pursuant hereto by the exercise of any right permitted under this Agreement, regardless whether there is any other security for the Obligations.

      23. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the state of Bank's address as listed at the top of this Agreement (the "State"), without regard to choice or conflict of laws rules, including the version of the Uniform Commercial Code adopted in the State. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings given thereto in the Uniform Commercial Code.

      24. SUCCESSORS AND ASSIGNS. The obligations and liabilities of Obligor under this Agreement may not be delegated. This Agreement shall inure to the benefit of and shall be enforceable by Bank and Bank's assignees, transferees and successors against Obligor and Obligor's successors, heirs, devisees, beneficiaries, executors and administrators.

      25. NOTICES. Any communication by Bank to Obligor shall be deemed given if in writing and when (i) personally delivered to Obligor, or (ii) sent to Obligor at Obligor's Notice Address by certified or registered mail, courier, or telegram, or (iii) sent by facsimile to Obligor's FAX Number, whether received by Obligor or not. No communication from or concerning Obligor shall be deemed for any purpose to have been received by Bank unless it is in writing and actually received by an executive officer of Bank. Whenever applicable provisions of the Uniform Commercial Code or other applicable law require that notice be reasonable, ten (10) days' notice shall be deemed reasonable. Obligor's "Notice Address" is the mailing address shown below Obligor's signature. Obligor's FAX Number is the telephone number for Obligor's facsimile machine shown below Obligor's signature.

      26. WAIVERS AND MODIFICATIONS. No waiver by Bank shall be effective unless it is in a writing and signed by an authorized officer of Bank. No such waiver shall operate as a waiver of any other matter or of a similar matter at a future time. This Agreement may not be changed except by a writing executed by both Obligor and an authorized officer of Bank.

      27. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable under any applicable law, the rest of this Agreement shall remain fully valid and enforceable.


Executed June 7, 1994.

OBLIGOR ACKNOWLEDGES RECEIPT OF A COPY OF THIS DOCUMENT. IF THERE IS MORE THAN ONE UNDERSIGNED AS OBLIGOR, ALL REFERENCES HEREIN TO "OBLIGOR" REFER TO ALL OF THE UNDERSIGNED AND TO EACH OF THEM, AND THEIR OBLIGATIONS HEREUNDER ARE JOINT AND SEVERAL.

BLUE VALLEY BAN CORP


BY: /s/ Robert D. Regnier
    President  Robert D. Regnier





Obligor's Notice Address:     P O Box 26128, OVERLAND PARK, KS  66225

Telephone Number:    913-338-1000       FAX Number:

Obligor's Chief Business Address:   P O Box 26128
                                    OVERLAND PARK, KS  66225